UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                        August 7, 2003 (August 7, 2003)

                                    PML, INC.
               (Exact name of Company as specified in its charter)

          Delaware                  0-21816                  93-1089304
 ------------------------- ------------------------- -------------------------
     (State or other         (Commission File No.)       (I.R.S. Employer
     jurisdiction of                                    Identification No.)
      incorporation)

                 27120 SW 95th Avenue, Wilsonville, Oregon 97070
                    (Address of Principal Executive Offices)

                                 (503) 570-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On August 7, 2003, PML, Inc. issued a press release announcing that its stockholders approved a 1-for-150 reverse stock split followed by a 150-for-1 forward stock split and that the reverse stock split became effective at 6:00 pm and the forward stock split became effective at 6:01 p.m. Eastern time on August 6, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               99.1     Press Release, dated August 7, 2003.















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                    PML, INC.

Date:  August  7, 2003                By:    /s/ KEN MINTON
                                            ------------------
                                             Kenneth L. Minton
                                             President & Chief Executive Officer














































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